SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 2, 1997
                                                  ----------------

                                  HemaSure Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                      0-19410                 04-3216862
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(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   file number)            Identification No.)






140 Locke Drive, Marlborough, Massachusetts                          01752
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:       (508) 485-6850
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)



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Item 5. Other Events.

        On April 2, 1996, Timothy J. Barberich was elected by the Board of Directors of HemaSure Inc. (the "Company") to serve as Chairman of the Company. Mr. Barberich has served as a director of the Company since its organization in 1993 and serves as President, Chief Executive Officer and a director of Sepracor Inc., a specialty pharmaceutical company. In addition, Eugene J. Zurlo (the former Chairman of the Company), Steven H. Rouhandeh (the former President and Chief Executive Officer of the Company), Edward W. Kelly (the former Executive Vice President and Chief Operating Officer of the Company), and Jeffrey B. Davis (the former Senior Vice President and Chief Financial Officer of the Company) were relieved of their duties as officers and employees of the Company. The need to reduce G&A expense as the Company exited the plasma business and the desire to focus management resources on the Company's core business of leukoreduction and viral inactiviation technologies were the primary reasons for the dismissals.

         The Board of Directors of the Company thereafter appointed John F. McGuire, the former Vice President and General Manager of Johnson & Johnson's ("J&J") Ortho Diagnostic Systems' Blood Bank Business Unit, to serve as Chief Executive Officer, President and a director of the Company. Mr. McGuire has been employed at J&J since 1988 and has held the positions of Marketing Director for the AIDS and Hepatitis Business Unit; Managing Director of Ortho Diagnostic Systems, United Kingdom and Belgium; Vice President, Sales and Marketing, North America; and most recently, Vice President and General Manager of Ortho Diagnostic Systems Blood Bank Business Unit. From 1977 to 1988, Mr. McGuire held various positions at E.I. DuPont De Nemours & Company, the last of which was National Sales Manager, AIDS and Hepatitis Business.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

10.1     Press release, dated April 3, 1997.

10.2     Press release, dated April 8, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HEMASURE INC.
                                (Registrant)


Date: April 8, 1997             By: /s/ Timothy J. Barberich
                                    ------------------------
                                    Name:  Timothy J. Barberich
                                    Title: Chairman



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                                  EXHIBIT INDEX

Exhibit                                                               Page No.


10.1     Press release, dated April 3, 1997.
10.2     Press release, dated April 8, 1997.